EXHIBIT 99.1

BancFirst Corporation Financial Holding Company Super Community Bank Insurance Agency Total Assets: $5.77 billion Total Equity: $528 million 1,700+ Employees Largest State Chartered Bank in Oklahoma Symbol BANF on NASDAQ Global Select

Locations

Oklahoma vs US Single-Family Housing Permits Bureau

Oklahoma vs US Housing Prices Source: FHLMC Housing Price Index

Oklahoma vs US Non-farm Employment Source: Bureau of Labor Statistics

Total Assets ($ in Millions)

Average Deposit Mix No brokered deposits

Capital Ratios

Total Loans ($ in Millions)

Loan Portfolio Composition As of 12/31/2012

Source: Federal Deposit Insurance Corporation FDIC Insured Institutions: Nonperforming Assets to Total Assets

FDIC Insured Institutions: Net Charge-Offs to Loans & Leases Source: Federal Deposit Insurance Corporation

Net Interest Income

Net Interest Margin Comparison

Volume/Rate Analysis

Noninterest Income (Excluding Securities Transactions)

Noninterest Income FYE 12/31/2012 Initiatives Velocity overdraft program Insurance Agency Cash management model Merchant services

Sweep Fees and Sweep Account Balances

Net Income Per Share (Fully Diluted)

Mergers and Acquisitions Community Profile Population of 5,000 or more residents Institution of Higher Learning Diversified Employment Base Reasonable Market Share Compatible Culture Reasonable Growth

Stock Performance vs the General Market since IPO Average increase in common stock price since IPO has been 10.8% vs. S&P 500 of 8.6%.

One of America’s Best Banks

Summary Solid Asset Quality Strong Capital Exceptional Liquidity Invested Management No TARP Solid Market Economy Acquisition/Conversion Expertise Expand Market Share – Oklahoma Failed or Problem Bank Acquisitions Stock Buybacks

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 with respect to earnings and other financial information, corporate objectives, and other business matters. Forward-looking statements include estimates and give our current expectations or forecasts of future events. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Actual results may differ materially. These risks and other factors are described more fully in the Company’s Annual Report on Form 10-K for 2012 and other filings with the Securities and Exchange Commission.


BancFirst
Loyal
To Oklahoma & You.SM

BancFirst Corporation

- Financial Holding Company
  - Super Community Bank
  - Insurance Agency
- Total Assets: $5.77 billion
- Total Equity: $528 million
- 1,700+ Employees
- Largest State Chartered Bank in Oklahoma
- Symbol BANF on NASDAQ Global Select

Locations

BancFirst Loyal To Oklahoma & You

BANCFIRST LOCATIONS



Blackwell
Bartlesville
Claremore
Verdigris
Tulsa
Inola
Stillwater
Sand Springs
Jenks
Glenpool
Coweta
Kingfisher
Guthrie
Tahlequah
Edmond
Jones
Chandler
Stroud
Muskogee
Piedmont
Weatherford
Choctaw
Harrah
OKC
Del City
McLoud
Prague
Meeker
Okemah
Moore
Norman
Shawnee
Hobart
Tecumseh
Seminole
Marlow
McAlester
Lawton/Ft. Sill
Duncan
Konawa
Stratford
Chattanooga
Sulphur
Frederick
Ardmore
Tishomingo
Marietta
Madill
Kingston
Hugo

- 1,700+ Employees
- 93 Staffed Offices
- 50 Communities
- 29 Counties
- 23 County seat communities
- 300+ Total ATMs including Oklahoma Walgreens, 7-Eleven, and EZ-Go

04-13

BancFirst Loyal To Oklahoma & You

Oklahoma vs US Single-Family Housing Permits



SINGLE-FAMILY HOUSING PERMITS
Seasonally adjusted, 3-month moving average
Index: Mar-07=100
120
100
80
60
40
20
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Oklahoma
U.S.

BancFirst
Loyal
To Oklahoma & You

Oklahoma vs US Housing Prices



Source: FHLMC Housing Price Index

Oklahoma vs US Non-farm Employment


102.0
100.0
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Date
US

Source: Bureau of Labor Statistics

Total Assets
($ in Millions)



$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$823
$873
$1,048
$1,236
$1,346
$2,336
$2,336
$2,570
$2,757
$2,797
$2,921
$3,047
$3,223
$3,419
$3,743
$3,851
$4,416
$5,060
$5,609
$6,022
$5,774
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Mar-13

BancFirst Loyal To Oklahoma & You.

Average Deposit Mix


1%
10%
38%
36%
15%
Demand Deposits
Transaction Accts
Savings
CDs < $100,000
CDs > $100,000

- No brokered deposits

Capital Ratios

	March 31, 2013		
	BancFirst (Bank)	BancFirst Corp	Well Capitalized
Total Capital/Risk Assets	13.63%	14.75%	> 10.00%
Tier 1 Capital/Risk Assets	12.55%	13.67%	> 6.00%
Leverage Ratio (Tier 1 Capital/TA)	7.90%	8.61%	> 5.00%
Tang. Com. Eq./TA	7.49%	8.08%	> 3.00%

Total Loans
($ in Millions)



$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$466
$522
$625
$764
$858
$1,339
$1,455
$1,666
$1,717
$1,815
$1,947
$2,094
$2,317
$2,326
$2,487
$2,724
$2,739
$2,812
$3,013
$3,242
$3,213
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Mar-13

Loan Portfolio Composition



33%
21%
17%
8%
7%
5%
5%
3%
1%
RE Comm
RE 1-4 Family
Commercial
Consumer
RE Constr
RE Other
Energy
Agriculture
Other

As of 12/31/2012

FDIC Insured Institutions: Nonperforming Assets to Total Assets



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2006
2007
2008
2009
2010
2011
2012
US
OK
BANF

Source: Federal Deposit Insurance Corporation

FDIC Insured Institutions: Net Charge-Offs to Loans & Leases



3.00
2.50
2.00
1.50
1.00
0.50
0.00
2006
2007
2008
2009
2010
2011
2012
US
OK
BANF

Source: Federal Deposit Insurance Corporation

BancFirst Loyal
To Oklahoma & You.

Noninterest Income
(Excluding Securities Transactions)



$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
($ In Thousands)
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Q1 2012
Q1 2013

Net Interest Margin Comparison



5.00
4.50
4.00
3.50
3.00
2.50
2.00
NIM (%)
2006
2007
2008
2009
2010
2011
2012
All Banks
$3B-$10B
BFC

BancFirst Loyal To Oklahoma & You.

Volume/Rate Analysis



$20,000
$10,000
$0
($10,000)
($20,000)
($30,000)
(Dollars in Thousands)
2006
2007
2008
2009
2010
2011
2012
Change in Net Interest Income
Volume
Rate

Net Interest Income



($ In Millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Q1 2012
Q1 2013

Noninterest Income



8%
3%
9%
9%
9%
26%
21%
15%
Overdraft Fees
Interchange Fees
Insurance Commissions
Service Charges
Cash Management
Trust Revenue
Loan Sale Premiums
Other

Initiatives
- Velocity overdraft program
- Insurance Agency
- Cash management model
- Merchant services

FYE 12/31/2012

BancFirst
Loyal
To Oklahoma & You.

Sweep Fees and Sweep Account Balances


$3,777
2007
2011
2012


$725
2007
2011
2012

Net Income Per Share

(Fully Diluted)



$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.89
$0.90
$1.01
$1.17
$1.21
$1.14
$1.38
$1.60
$1.67
$2.03
$2.00
$2.33
$2.68
$3.07
$3.33
$2.85
$2.09
$2.70
$2.93
$3.36
$0.91
$0.86
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
1Q 2012
1Q 2013

Mergers and Acquisitions

BancFirst Loyal To Oklahoma & You

Community Profile

- Population of 5,000 or more residents
- Institution of Higher Learning
- Diversified Employment Base
- Reasonable Market Share
- Compatible Culture
- Reasonable Growth

Stock Performance vs the General Market since IPO



800%
600%
400%
200%
0%
-200%
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011
2013
BANF
S&P 500

- **Average increase in common stock price since IPO has been 10.8% vs. S&P 500 of 8.6%.**

BancFirst Loyal To Oklahoma & You

One of America's Best Banks



BANCFIRST IS RATED AS ONE OF THE NATION'S STRONGEST AND SAFEST BANKS
Bank Director
BANK SCORE CARD
RANKED IN THE
TOP 25
SAFEST & STRONGEST BANKS IN THE NATION
SIX YEARS IN A ROW
Ranked by Bank Director magazine
RANKED #13
ON FORBES MAGAZINE'S LIST OF
"BEST BANKS IN AMERICA"
Forbes 2013
BEST BANKS
IN AMERICA
BancFirst Loyal To Oklahoma & You
WWW.BANCFIRST.COM
MEMBER FDIC

BancFirst Loyal To Oklahoma & You

Summary

- Solid Asset Quality
- Strong Capital
- Exceptional Liquidity
- Invested Management
- No TARP
- Solid Market Economy
- Acquisition/Conversion Expertise
  - Expand Market Share – Oklahoma
  - Failed or Problem Bank Acquisitions
  - Stock Buybacks

BancFirst
Loyal
To Oklahoma & You

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 with respect to earnings and other financial information, corporate objectives, and other business matters. Forward-looking statements include estimates and give our current expectations or forecasts of future events. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Actual results may differ materially. These risks and other factors are described more fully in the Company's Annual Report on Form 10-K for 2012 and other filings with the Securities and Exchange Commission.